                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               PIVOT RULES, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


               NEW YORK                             13-3612110
-------------------------------------               --------------------------
(State of incorporation                             (I.R.S. Employer
or organization)                                    Identification No.)

80 WEST 40TH STREET, NEW YORK, NEW YORK             10018
---------------------------------------             --------------------------
(Address of principal executive offices)            (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

Title of each class                         Name of each exchange on which
to be so registered                         each class is to be registered
-------------------                         ------------------------------
None                                        N/A

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    Common Stock, par value $.01 per share
                    --------------------------------------
                               (Title of class)

                   Redeemable Common Stock Purchase Warrants
                   -----------------------------------------
                                (Title of class)



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                INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
------            -------------------------------------------------------

                  The information set forth in the prospectus contained in the Registration Statement on Form SB-2, as amended (File No. 333-22895) (the "Registration Statement"), of the Registrant beneath the caption "Description of Securities," as such description may be amended pursuant to a prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference and made a part hereof.


ITEM 2.           EXHIBITS.
------            ---------

                  (1) Restated Certificate of Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.1 to the Registration Statement).

                  (2) Amended and Restated By-Laws of the Registrant to be filed upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.2 to the Registration Statement).




                                      -2-

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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           PIVOT RULES, INC.
                                           ----------------
                                           (Registrant)


                                           By: /s/  E. Kenneth Seiff
                                               -----------------------------
                                               E. Kenneth Seiff
                                               President and Chief Executive
                                                Officer





Dated:   April 21, 1997



                                      -3-

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                                                   EXHIBIT INDEX


Exhibit
Number          Exhibit                                                                               Page
------          -------                                                                               ----
(1)             Restated Certificate of Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering
                (incorporated by reference to Exhibit 3.1 to the Registration
                Statement).

(2)             Amended and Restated By-Laws of the Registrant to be filed upon the closing of the Registrant's initial public offering (incorporated by reference to Exhibit 3.2 to the Reistration Statement).


